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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                            Current Report Pursuant
                         To Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): July 8, 1998

                       U.S. DIGITAL COMMUNICATIONS, INC.

            (Exact Name of Registrant as Specified in its Charter)


                                    Nevada
                (State or Other Jurisdiction of Incorporation)


             0-21225                               88-0101953
    (Commission File Number)         (I.R.S. Employer Identification No.)


                2 Wisconsin Circle, Chevy Chase, Maryland 20815
         (Address of Principal Executive Offices, Including Zip Code)


                                (301) 961-1540
             (Registrant's Telephone Number, Including Area Code)
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Item 6.   Resignations of Registrant's Directors.

      Effective June 16, 1998, Jerome Greenberg resigned from his position as a director of the Registrant.

Item 7.   Financial Statements and Exhibits.

(c)   Exhibits.

17    Letter of Resignation of Jerome Greenberg
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                               U.S. DIGITAL COMMUNICATIONS, INC.


Date: July 8, 1998
                                               By: /s/ Robert J. Wussler
                                                  ------------------------------
                                               Name: Robert J. Wussler
                                               Title: Chairman